EXHIBIT 10.1

                               PURCHASE AGREEMENT


                  THIS PURCHASE AGREEMENT ("Agreement") is made as of the 29th day of June, 1998 by and between Unigene Laboratories, Inc., a Delaware corporation (the "Company"), and The Tail Wind Fund, Ltd., a British Virgin Islands limited liability company (the "Investor").

                  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. The following terms, as used herein, have the following meanings:

                  1.1 "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

                  1.2  "Transaction   Agreements"  means  this  Agreement,   the
Registration Rights Agreement, the Debentures and the Warrants.

                  1.3 "Closing" means the consummation of the transactions contemplated by this Agreement, which shall occur simultaneously with the execution hereof.

                  1.4 "Common Stock" means the common stock, par value $.01 per share, of the Company.

                  1.5 "Control" means the possession , directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

                  1.6 "Debentures" mean the Convertible Debentures issued to the Investor in the aggregate principal amount of $4,000,000, the form of which is attached hereto as Exhibit A.

                  1.7 "Material Adverse Effect" means a material adverse effect on the (i) condition (financial or otherwise), business, assets, results of operations or prospects of the Company and its subsidiaries, taken as a whole;
(ii) ability of the Company to perform any of its material obligations under the terms of this Agreement; or (iii) rights and remedies of the Investor under the terms of this Agreement.

                  1.8 "Person"  means an individual,  corporation,  partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                  1.9  "Registration  Rights  Agreement"  means the Registration
Rights Agreement relating to the Common Stock issuable pursuant to the conversion of the Debentures and the exercise of the Warrants, in the form attached hereto as Exhibit B, to be entered into as of the date hereof between the Company and the Investor.
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                  1.10 "SEC" means the United  States  Securities  and  Exchange
Commission.

                  1.11 "SEC Filings" has the meaning set forth in Section 4.5.

                  1.12 "Securities" means the Debentures, the Common Stock issuable upon the conversion of, or payable as accrued interest on, the Debentures, the Warrants and the Common Stock issuable upon the exercise of Warrants.

                  1.13 "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  1.14 "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  1.15 "Warrants" mean the Warrants issuable upon the conversion or redemption of the Debentures, the form of which is attached hereto as Exhibit C.

         2. Purchase and Sale of Debentures. In consideration of the purchase price and subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties contained herein, the Investor hereby purchases and the Company hereby sells and issues to the Investor $4,000,000 principal amount of Debentures in Debenture forms of $200,000 face amount each.

         3. Payment of Purchase Price. Simultaneously with its execution hereof, the Investor shall cause the applicable purchase price to be paid in full by wire transfer to an account(s) designated to such Investor in writing by the Company.

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that:

                  4.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and own its properties as now conducted and owned. The Company and each of its subsidiaries is duly qualified or licensed to do business as a foreign corporation and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify or be licensed would not have a Material Adverse Effect.

                  4.2 Authorization. The Company has full corporate power and authority and has taken all requisite corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Agreements, (ii) the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (and reservation for issuance, in the case of Common Stock issuable upon conversion of, and as payment of interest on, Debentures or exercise of Warrants in accordance with their terms) and delivery of the Securities in accordance with the terms hereof. The Transaction Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as such enforcement may be limited by (a) applicable bankruptcy, insolvency, reorganization, voidable preference, fraudulent conveyance and other similar laws affecting the rights or remedies of creditors generally and (b) the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or of equity).

                  4.3      Valid Issuance.

                           (a) The  Company  has  reserved  3,852,500  shares of
Common Stock for issuance upon conversion of, and as payment of interest on, the Debentures and exercise of the Warrants, and such shares, when issued in accordance with the respective terms of the Debentures and the Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

                           (b)  The  authorized  capital  stock  of the  Company
consists solely of 60,000,000 shares of Common Stock, of which 38,537,222 shares are issued and outstanding, and there are no other outstanding shares of capital stock of the Company. All of the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on Schedule 4.3 and other than options granted to employees, directors and consultants, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or to transfer any equity securities of any kind, and the Company and its subsidiaries do not have any present plan or intention to issue any equity securities of any kind, or to transfer any equity securities of any kind owned by them other than as contemplated herein. Except as set forth on
Schedule 4.3, the Company does not know (and has not conducted an investigation) of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities held by them. Except as set forth on
Schedule 4.3, the Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

                           (c) There are  currently  1,913,215  shares of Common
Stock issuable pursuant to outstanding options granted by the Company to directors, employees and consultants. The number of outstanding shares of Common Stock, as indicated in Section 4.3(b) above, plus the number of shares of Common Stock issuable pursuant to outstanding rights and agreements (other than the Securities) on a fully diluted basis, assuming the complete exercise or conversion of all rights to acquire capital stock of the Company at the conversion or exercise price in effect on the date hereof until such rights and subsequent rights incident to exercise or conversion are fully exercised or converted for Common Stock, together represent 46,032,308 shares of Common Stock on the date hereof.

                  4.4 Consents. Assuming the accuracy of the Investor's representations contained herein, the execution, delivery and performance by the Company of the Transaction Agreements and the offer, issue and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings made pursuant to the Registration Rights Agreement, filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and the requirements of Nasdaq, which the Company undertakes to file within the applicable time periods.

                  4.5 Delivery of SEC Filings; Business. The Company has delivered to the Investor true and correct copies of (i) its most recent Annual Report on Form 10-K, (ii) its quarterly reports on Form 10-Q for each fiscal quarter subsequent to that fiscal year end, and (iii) any other documents filed with the SEC since the filing of its most recent Annual Report on Form 10-K (collectively, the "SEC Filings"). The Company and its subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain an accurate description of the business of the Company and its subsidiaries.

                  4.6 Use of Proceeds. The proceeds of the sale of the Securities hereunder shall be used by the Company for working and operating capital.

                  4.7 No Material Adverse Change. Since the filing of the Company's most recent Annual Report on Form 10-K or as otherwise identified and described in subsequent reports filed by the Company pursuant to the 1934 Act, there has not been:

                           (i)   any   change   in  the   consolidated   assets,
liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's most recent Quarterly Report on Form 10-Q, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

                           (ii) any  declaration or payment of any dividend,  or
any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                           (iii)  any  material  damage,  destruction  or  loss,
whether or not covered by insurance, to any assets or properties of the Company or any of its subsidiaries;

                           (iv)  any  waiver  by  the  Company  or  any  of  its
subsidiaries of a valuable right or of a material debt owed to it;

                           (v) any  satisfaction or discharge of any lien, claim
or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

                           (vi) any  material  change or amendment to a material
contract or arrangement by which the Company or any of their subsidiaries or any of its assets or properties is bound or subject;

                           (vii)  any  material   change  in  any   compensation
arrangement or agreement with any employee of the Company or any of its subsidiaries who now earns, or who would earn as a result of such change, in excess of $100,000 per annum, or any other officer of the Company or any of its subsidiaries;

                           (viii)  any  labor   difficulties   or  labor   union
organizing activities with respect to employees of the Company or any of its subsidiaries;

                           (ix) any  transaction  entered into by the Company or
any of its subsidiaries other than in the ordinary course of business or pursuant to this Agreement; or

                           (x) any other  event or  condition  of any  character
that might have a Material Adverse Effect.

                  4.8      SEC Filings; Material Contracts.

                           (a) As of its filing  date,  each report filed by the
Company with the SEC pursuant to the 1934 Act, complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                           (b) Each  registration  statement  and any  amendment
thereto filed by the Company pursuant to the 1933 Act, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                           (c) Except those filed as exhibits to the SEC Filings
and as set forth on Schedule 4.3 hereto, there are no agreements or instruments currently in force and effect that constitute a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K) of the Company or that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any equity security of any kind, or to transfer any equity security of any kind, other than options issued to directors, employees and consultants.

                  4.9 No Breach, Violation or Default. The execution, delivery and performance of the Transaction Agreements by the Company and the issuance and sale of the Securities (assuming the accuracy of the representations of the Investor contained herein) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (ii) except to the extent such breach, violation or default would not have a Material Adverse Effect, any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is subject, or the Certificate of Incorporation or By Laws of the Company or any such subsidiary.

                  4.10 Tax Returns and Payments. The Company and its subsidiaries have correctly and timely prepared and filed all tax returns required to have been filed by it with all appropriate federal, state and local governmental agencies and timely paid all taxes owed by them. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments of the Company or any subsidiary nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except such as which are not material.

All material taxes and other assessments and levies that the Company or any subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid (if due) to the proper governmental entity or third party. There are no tax liens or claims pending or threatened against the Company or any subsidiary or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company or any subsidiary and any other corporation or entity.

                  4.11 Title to Properties. Except as disclosed in the SEC Filings or Schedule 4.11, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

                  4.12 Certificates, Authorities and Permits. The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  4.13 No Labor Disputes. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  4.14 Intellectual Property. Except as set forth in Schedule 4.14, the Company and its subsidiaries own or possess adequate trademarks and trade names and have all other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights"), free and clear of all liens, security interests, charges, encumbrances, equities and other adverse claims, necessary to conduct the business now operated by them, or presently employed by them, and presently contemplated to be operated by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect. Schedule 4.14 sets forth a description of all U.S. patents owned or possessed by the Company or any of its subsidiaries. No proprietary technology of any Person was used in the design or development by the Company of (or otherwise with respect to) any of the Intellectual Property Rights, which technology was not properly acquired by the Company from such Person.

                  4.15 Environmental Matters. Neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

                  4.16 Litigation. Except as disclosed in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                  4.17 Financial Statements. The financial statements included in each SEC Filing present fairly and accurately the consolidated financial position of the Company and its subsidiaries as of the dates shown and their consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

                  4.18 Insurance Coverage. The Company and its subsidiaries maintain in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted, and properties owned or leased, by the Company and its subsidiaries, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

                  4.19 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with all applicable Nasdaq National Market continued listing requirements. There are no proceedings pending or threatened against the Company relating to the continued listing of the Common Stock on the Nasdaq National Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq National Market.

                  4.20 Acknowledgment of Dilution. The number of shares of Common Stock issuable upon conversion of the Debentures may increase substantially in certain circumstances, including the circumstances wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligations to issue shares of Common Stock in accordance with the terms of the Debentures upon conversion of the Debentures or to redeem Debentures are binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interest of the other stockholders of the Company. In addition, the Company acknowledges that in the event there are insufficient shares of Common Stock to fund the full conversion of all Debentures, it will have an obligation to redeem the balance of the Debentures for cash.

                  4.21 Brokers and Finders. The Company has taken no action which would give rise to any claim by any Person for a broker's commission, finder's fee or similar payment by the Company or any Investor related to this Agreement or the transactions contemplated hereby, except for amounts which shall be paid exclusively by the Company pursuant to separate agreement.

                  4.22 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) in connection with the offer or sale of any of the Securities.

                  4.23 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of the Securities pursuant to this Agreement under the 1933 Act or cause the offering of the Securities pursuant to this Agreement to be integrated with any prior offering(s) by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including those under the rules of Nasdaq.

                  4.24 Disclosures. No representation or warranty made by the Company under any Section hereof or in the Transaction Agreements, contains any untrue statement of a material fact or omits to state a material fact necessary to make the respective statements contained herein or therein, in light of the circumstances under which the statements were made, not misleading.

         5. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:

                  5.1 Organization and Existence. The Investor is a validly existing corporation or limited liability company and has all requisite corporate or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

                  5.2 Authorization. The execution, delivery and performance by the Investor of the Transaction Agreements have been duly authorized and each of the Transaction Agreements constitutes the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

                  5.3 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder are being acquired entirely for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

                  5.4 Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

                  5.5 Disclosure of Information. The Investor has had an opportunity to ask questions and receive answers from authorized officers and other representatives of the Company regarding the Company, its business and the terms and conditions of the offering of the Securities and has been furnished with all information such Investor deemed necessary to make an informed investment decision with respect to the Securities. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

                  5.6 Restricted Securities. The Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

                  5.7  Legends.   Subject  to  subparagraph  (c)  below,  it  is
understood that certificates evidencing the Securities may bear one or all of the following legends:

                           (a) "The securities  represented by this  certificate
have not been registered under the Securities Act of 1933 or any state securities laws. Such securities have been acquired for investment and may not be pledged, offered, sold or transferred except in compliance with the registration requirements of the Securities Act of 1933 and applicable state securities laws or unless an exemption from such registration requirements is available and upon delivery to the Company, if requested, of an opinion of counsel reasonably acceptable to the Company, in form and substance reasonably satisfactory to the Company, that registration is not required."

                           (b) If  required by the  authorities  of any state in
connection with the issuance of sale of the Securities, the legend required by such state authority.

                           (c) Upon  registration  for resale under the 1933 Act
pursuant to the Registration Rights Agreement, all certificates evidencing the Common Stock so registered shall be issued free of such restrictive legends.

                  5.8  Accredited  Investor.   The  Investor  is  an  accredited
investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

                  5.9 No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

         6. Registration Rights Agreement. The parties acknowledge and agree that part of the inducement for the Investor to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

         7. Covenants and Agreements of the Company.

                  7.1 Capital Raising Limitations. From the date hereof through the 180-day period following the later of (i) the effective date of the registration statement contemplated by the Registration Rights Agreement, and
(ii) January 1, 1999, plus that number of days during which any Blackout Period (as defined in the Registration Rights Agreement) has been in existence, without the prior written consent of the Investor (which consent may be withheld in such Investor's sole discretion), the Company shall not issue or sell, or agree to issue or sell, for cash in a non-public offering (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (i) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities; or (ii) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions) or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the 1933 Act (the transactions described in this sentence are collectively referred to as the "Variable Rate Transactions"). For so long as the Investor holds a Debenture, Warrant or Common Stock issued upon the conversion or exercise of Debentures or Warrants, the Company shall give written notice to the Investor of the Company's intention to engage in a Variable Rate Transaction at least ten days prior to the date on which the Company intends to execute an agreement with respect thereto, and for so long as the Investor's consent is required hereunder, request the Investor's written consent thereto.

                  7.2 Opinion of Counsel. The Company has delivered to the Investor, simultaneously with the execution and delivery of this Agreement, the opinion of Covington & Burling, counsel to the Company, in the form attached hereto as Exhibit D.

                  7.3 Reports. So long as the Investor holds Debentures or Warrants, the Company will deliver to such Investor at the address provided for in Section 11.4 the following reports by overnight courier (except as otherwise provided in subparagraph (d) below):

                           (a) Quarterly Reports. As promptly as practicable and
in any event within five days after the same is issued or filed, the Company's Form 10-Q or, in the absence of a Form 10-Q, consolidated balance sheets of the Company and its subsidiaries as at the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, all in reasonable detail and certified by a principal financial officer of the Company to have been prepared in accordance with generally accepted accounting principles, subject to year-end and audit adjustments.

                           (b) Annual Reports. As promptly as practicable and in
any event within five days after the same is issued or filed, the Company's Form 10-K or, in the absence of a Form 10-K, consolidated balance sheets of the Company and its subsidiaries as at the end of such year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant selected by the Company.

                           (c)  Securities  Filings.  As promptly as practicable
and in any event within five days after the same are issued or filed,  copies of
(i) all notices, proxy statements, financial statements, reports and documents that the Company or any subsidiary shall send or make available generally to its stockholders or to financial analysts, and (ii) all periodic and special reports, documents and registration statements (other than on Form S-8) which the Company or any subsidiary furnishes or files, or any officer or director of the Company or any of its subsidiaries (in such person's capacity as such) furnishes or files with the SEC.

                           (d)  Press  Releases.  Any  press  release  or  other
publicity concerning the Transaction Agreements or the transactions contemplated thereby shall be submitted by facsimile to the Investor for comment at least forty-eight (48) hours prior to issuance.

                           (e)  Other   Information.   Such  other   information
relating to the Company or its subsidiaries as from time to time may reasonably be requested by the Investor, provided the Company produces such information in its ordinary course of business.

                  7.4 No Conflicting Agreements. The Company will not, and will not permit its subsidiaries to, take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with its obligations to the Investor under the Transaction Agreements.

                  7.5 Insurance. So long as the Investor holds Debentures or Warrants, the Company shall, and shall cause each subsidiary to, have in full force and effect (a) insurance reasonably believed by Company to be adequate on all assets and activities of a type customarily insured by companies similarly situated to the Company, covering property damage and loss of income by fire or other casualty, and (b) insurance reasonably believed by the Company to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated to the Company and the subsidiaries to insure.

                  7.6 Compliance with Laws. The Company will use reasonable efforts, and will cause each of its subsidiaries to use reasonable efforts, to comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

         8. Covenants and Agreements of the Investor.

                  (a) Resales. The Investor agrees that it shall not make any offers or sales of the Securities other than pursuant to a registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act. The Investor agrees that it will comply with applicable prospectus delivery requirements.

                  (b) Low Trades. The Investor agrees that it will not directly or indirectly engage in any activity that is intended to reduce the closing bid price for the Common Stock on the Nasdaq National Market System on any day that is within the period of eighteen (18) trading days immediately prior to a Conversion Date (as defined in the Debenture) for such Investor.

         9. Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of five years and six months from the date of this Agreement; provided, however, that the provisions contained in
Section 7 hereof shall survive in accordance with the terms thereof.

         10.      Arbitration.

                  10.1 Scope. Resolution of any and all disputes arising from or in connection with the Transaction Agreements, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Disputes"), including disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this
Section 10; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions of this Section 10 or to preserve the status quo pending resolution of Disputes hereunder.

                  10.2. Binding Arbitration. The parties hereby agree to submit all Disputes to arbitration for final and binding resolution. Either party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other party. The arbitration shall be conducted in Washington, D.C. by a sole arbitrator selected by agreement of the parties not later than 10 days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time (the "AAA Rules"). If the arbitrator becomes unable to serve, his successor(s) shall be similarly selected or appointed.

                  10.3. Procedure. The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the Parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules.
Notwithstanding the foregoing (a) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (b) all hearings shall be conducted on an expedited schedule; and (c) all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

                  10.4. Timing. The arbitrator shall complete all hearings not later than 90 days after his or her selection or appointment, and shall make a final award not later than 30 days thereafter. The arbitrator shall apportion all costs and expenses of the arbitration, including the arbitrator's fees and expenses, and fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing party as the arbitrator shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems manifestly unreasonable, the arbitrator may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 9. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

         11.      Miscellaneous.

                  11.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, the Investor may assign its rights and delegate its duties hereunder to an Affiliate, and without the prior written consent of the Investor, but after notice duly given, the Company may assign its rights and delegate its duties hereunder to any successor-in-interest corporation in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company that results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  11.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  11.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  11.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) telex or telecopier, upon receipt of the correct answer back, or (iii) internationally recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice given hereunder to the other party:

                           If to the Company:

                                    Unigene Laboratories, Inc.
                                    110 Little Falls Road
                                    Fairfield, NJ 07004
                                    Attn:  Dr. Warren Levy
                                    Telephone:  (973) 882-0860
                                    Facsimile:   (973) 227-6088

                                    with a copy to:

                                    Covington & Burling
                                    1201 Pennsylvania Avenue, N.W.
                                    Washington, D.C. 20044-7566
                                    Attn:  D. Michael Lefever, Esq.
                                    Telephone:  (202) 662-5276
                                    Facsimile:   (202) 662-6291

                           If to the Investor:

                                    The Tail Wind Fund, Ltd.
                                    Windermere House
                                    404 East Bay Street
                                    P.O. Box SS-5539
                                    Nassau, Bahamas
                                    Attn:  Sherrill Pletscher
                                    Telephone:  242-393-8777
                                    Facsimile:   242-393-9021

                                    with a copy to:

                                    The Tail Wind Fund, Ltd.
                                    c/o European American Securities, Inc.
                                    One Regent Street, 4th Floor
                                    London SW1Y 4NS
                                    England
                                    Attn:  David Crook
                                    Telephone:  44-171-468-7660
                                    Facsimile:   44-171-468-7657

                                    and with a copy to:

                                    Bryan Cave LLP
                                    700 Thirteenth Street, N.W.
                                    Washington, D.C.  20005
                                    Attn:  LaDawn Naegle
                                    Telephone:  202/508-6046
                                    Facsimile:   202/508-6200

                  11.5 Expenses. The Company shall pay at the Closing only the expenses of Tail Wind Inc. in the amount of $40,000.

                  11.6 Acknowledgment of Common Stock Issuance Limitation. The parties hereto acknowledge and agree that the Company shall be required to reserve for issuance and issue a maximum of 3,852,500 shares of Common Stock upon the conversion of, and payment of interest on, Debentures and exercise of the Warrants, and in no event shall the Company be required to issue in excess of 3,852,500 shares of Common Stock in connection with the transactions contemplated by the Transaction Agreements. In the event the conversion of, and payment of interest on, Debentures and exercise of Warrants would require in the aggregate in excess of 3,852,500 shares of Common Stock, the terms of the Debenture and Warrants provide, in lieu thereof, for payments by the Company to the Investor(s) and Warrantholder(s) in cash, which payments include certain redemption premiums and may include additional interest charges.

                  11.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

                  11.8 Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  11.9 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, and the Registration Rights Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  11.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  11.11 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of laws.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The Company:                                     UNIGENE LABORATORIES, INC.


                                                 By:    /S/ WARREN P. LEVY
                                                        ------------------
                                                 Name:  Warren P. Levy
                                                 Title: President

The Investor:                                    THE TAIL WIND FUND, LTD.


                                                 By:    /S/ SHERRILL PLETSCHER
                                                        ----------------------
                                                 Name:  Sherrill Pletscher
                                                 Title: Authorized Signatory

Amount: $4 million
        $4,000,000

                              CONVERTIBLE DEBENTURE
                                                                       Exhibit A

$4,000,000.00                                                      June 29, 1998

                  FOR VALUE RECEIVED, the undersigned, Unigene Laboratories, Inc., a Delaware corporation (the "Company"), promises to pay to the order of The Tail Wind Fund, Ltd., or the holder hereof (the "Holder"), on December 31, 2001 ("Due Date"), the principal sum of Four Million Dollars ($4,000,000), or, if less, the unpaid principal amount outstanding at such time, in either case together with all accrued and unpaid interest thereon. This Debenture may not be redeemed or prepaid by the Company, in whole or in part, except as expressly provided herein.

                  The Company also promises to pay to the Holder interest semi-annually from the date hereof on the unpaid principal amount hereof at a rate of five percent (5%) per annum. Interest on this Debenture shall be computed on the basis of a 360-day year of twelve 30-day months, provided that for any period shorter than a month, interest shall be computed on the actual number of days elapsed. Interest through the last day of the preceding six-month period shall be payable on or before the fifth day of each January and July, commencing in July, 1998.

                  This Debenture is one of the Debentures referred to in and issued pursuant to the Purchase Agreement dated June 29, 1998, between the Company and the Investor identified therein (the "Purchase Agreement"), and is entitled to the benefits of, and subject to, the terms and provisions of the Purchase Agreement.

                  1.       Payments

                  All payments by the Company hereunder shall be payable in lawful money of the United States in immediately available funds by wire transfer to an account designated in writing by the Holder, or in the case of conversion of principal and, at the option of the Company unless otherwise specified herein, payment of interest, in shares of common stock of the Company, par value $.01 per share (the "Common Stock"), valued at the Conversion Price (for the conversion of principal) and at the Market Price (for the payment of interest), not later than 5:00 p.m., Eastern time on the day when due to the Holder at the address set forth on the Conversion Notice (defined below), or at such other place as the Holder hereof may from time to time designate in writing to the Company. Whenever any payment to be made pursuant to this Debenture shall be stated to be due on a public holiday, Saturday or Sunday, such payment may be made on the next succeeding business day. Such extension of time shall not in such case be included in computing interest, if any, in connection with such payment.

                  2.       Conversion of Debenture

                  (a) Subject to the limitations set forth in Section 2(l) below, from time to time, until all unpaid principal of and accrued and unpaid interest on this Debenture is paid, the Holder of this Debenture shall have the right to convert at any time from and after January 1, 1999, up to fifteen percent of the original principal amount of this Debenture per month (on a non-cumulative basis) (the "Conversion Limit") into (i) an amount of duly authorized, fully paid and non-assessable shares of Common Stock determined by dividing such amount to be so converted by the Conversion Price (defined below), and (ii) warrants expiring five years after the Conversion Date (defined below) in the form attached as Exhibit C to the Purchase Agreement to acquire (subject to the terms of such warrants) a number of shares of Common Stock equal to four percent (4%) of the number of shares of Common Stock issuable pursuant to clause
(i) above at an exercise price per share of Common Stock of one hundred twenty-five percent (125%) of the Conversion Price, all upon the terms and subject to the conditions hereinafter specified in this Section 2. The Conversion Limit shall cease to apply and the Holder shall not be limited in the amounts it may convert of this Debenture in the event the Company consummates a Variable Rate Transaction (as defined in Section 7.1 of the Purchase Agreement). The Conversion Limit shall be twenty percent of the original principal amount of this Debenture for any calendar month in which on the last Conversion Date (as defined below) in such month the Market Price (as defined below) is equal to or greater than one hundred twenty percent (120%) of the Cap Price (as defined below).

                  (b) If the Market Price (defined below) on the business day immediately preceding the Conversion Date (defined below) is equal to or less than $1.1156, and a Holder elects to convert all or part of the principal amount of the Debenture as otherwise permitted hereunder, the Company, at its option, may redeem the principal amount of the Debenture that is the subject of a Notice of Conversion (defined below) at a price equal to such principal amount plus interest on such amount from the date hereof to the Conversion Date at a rate of twelve percent (12%) per annum payable only in cash (the "Redemption Amount") in lieu of converting such principal amount, provided that the Company gives written notice to such holder of the Company's intention to redeem such principal amount by 8:00 p.m. Eastern time on the next business day following the date such Notice of Conversion is received; provided further that upon receipt of such notice from the Company of its intention to redeem such principal amount, the holder shall have the right within one (1) business day to rescind such Notice of Conversion. In addition, upon any such redemption, the Company shall issue to such holder a five year warrant in the form attached as Exhibit C to the Purchase Agreement to acquire (subject to the terms of such warrants) a number of shares of Common Stock equal to twenty-five percent (25%) of the shares of Common Stock that would have been issued upon such conversion at an exercise price per share equal to one hundred thirty-five percent (135%) of the Conversion Price on the Conversion Date specified in the Notice of Conversion. If the Company so elects to redeem such principal amount, upon surrender of the Debenture as described in Section 2(c) below, the Company shall pay the Redemption Amount by wire transfer of immediately available funds and issue the warrant to such Holder within three (3) business days of surrender in accordance with such Holder's instructions, or it shall forfeit its right to redeem under this Section 2(b) with respect to all of the then outstanding principal amount of the Debenture, and the Holder may, at its election by written notice to the Company, within the next five (5) business days, proceed to convert the principal amount of the Debenture in accordance with the original Notice of Conversion or rescind such Notice of Conversion. If no such notice is received within such five day period after the Company fails to pay the Redemption Amount, the Holder shall be deemed to have elected to proceed with conversion in accordance with the original Notice of Conversion. The Holder may at any time submit to the Company a written request to advise the Holder whether the Company would, if presented with a Notice of Conversion within seven (7) business days of such request, elect to redeem under this Section 2(b), and the Company shall answer such request in writing by the close of business on the following business day of such request or forfeit its right to so redeem on such a conversion actually noticed within such seven (7) days of the request.

                  (c) In order to convert this Debenture into shares of Common Stock, the Holder shall: (i) fax a copy of a fully executed notice of conversion in the form attached hereto ("Notice of Conversion") to the Company at the office of the Company or its designated transfer agent, if any, for the Debentures, which notice shall specify the amount of the Debenture to be converted, the applicable Conversion Price, and a calculation of the number of shares of Common Stock issuable upon such conversion prior to 6:00 p.m., Eastern time (the "Conversion Notice Deadline") on the date of conversion specified on the Notice of Conversion; and (ii) surrender the original Debenture being converted, along with the original of the Notice of Conversion as soon as practicable thereafter (and in any case no later than the fifth business day following the Conversion Date) to the office of the Company or the transfer agent, if any, for the Debentures; provided that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Debenture is delivered to the Company or its transfer agent as provided above, or the Holder notifies the Company or its transfer agent that such original Debenture has been lost, stolen or destroyed and provides indemnity or security satisfactory to the Company. In the case of a dispute as to the calculation of the Conversion Price, the Company shall promptly issue such number of shares of Common Stock that are not disputed in accordance with subparagraph (d) below. The Company shall submit the disputed calculations to its outside accountant via facsimile within two (2) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Company and the Holder of the results no later than the fifth business day after the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error.

                  (d) Subject to the limitations set forth in Section 2(l) below, upon the surrender of the Debenture as described above accompanied by the Notice of Conversion, the Company shall issue and, within three (3) business days (the "Delivery Period") after such surrender (or, in the case of a lost, stolen or destroyed Debenture, after provision of an agreement and indemnification by the Holder to the Company satisfactory to the Company), direct its transfer agent to deliver to or upon the order of the Holder (i) that number of shares of Common Stock for the portion of the Debenture converted as shall be determined in accordance herewith, (ii) the warrants described in
Section 2(a) above, and (iii) a new Debenture representing the balance of the principal amount of the Debenture surrendered but not converted, if any. In addition to any other remedies available to the holder, including actual damages and/or equitable relief, the Company shall pay to the Holder $250 in cash for the third day beyond the last day of such Delivery Period that the Company fails to deliver Common Stock or the warrants issuable upon surrender of the Debenture with a Notice of Conversion, and $500 per day in cash for each day thereafter, until such time as the earlier of the date that the Company has delivered all such Common Stock and warrants, and the fifth day beyond such Delivery Period. Such cash amount shall be paid to the Holder by the fifth day of the month following the month in which it has accrued. In the event the Company fails to deliver such Common Stock and warrants prior to the expiration of the five (5) business day period after the last day of the Delivery Period for any reason (whether due to a requirement of law or a stock exchange or otherwise), (i) such holder shall be entitled to (in addition to any other remedies available to the holder) Redemption Default Payments in accordance with Section 2(i) hereof beginning on the expiration of such five (5) business day period, and (ii) the right to cancel the conversion.

                  (e) No fractional shares will be issued upon a conversion of the Debenture. If any conversion of this Debenture would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded.

                  (f) The "Conversion Date" shall be the date specified in the Notice of Conversion, provided, that (i) the advance copy of the Notice of Conversion is faxed to the Company before 6:00 p.m., Eastern time, on the Conversion Date, and (ii) the original Debenture is surrendered along with the original of the Notice of Conversion as soon as practicable thereafter (but no later than the fifth business day after the Conversion Date) to the office of the Company or the transfer agent for the Debentures. The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date and all rights with respect to the Debenture fully surrendered shall forthwith terminate except the right to receive the shares of Common Stock or other securities or property issuable on such conversion.

                  (g) The Conversion Price per share ("Conversion Price") at which shares of Common Stock shall be issuable upon conversion of this Debenture shall be equal to the lesser of (i) one hundred and ten percent (110%) of the average of the closing bid prices of the Common Stock as reported by the Nasdaq Stock Market for each trading day in the fourth calendar quarter of 1998 (the "Cap Price"), and (ii) 100% of the Market Price on the business day immediately preceding the Conversion Date. "Market Price" shall mean the average of the four lowest closing bid prices of the Common Stock as reported by The Nasdaq Stock Market over the eighteen (18) trading day period ending on the date in question.

                  (h) In order to prevent dilution of the conversion rights granted under this Section 2, the Conversion Price shall be subject to adjustment from time to time as follows:

                            (i) If at any time the number of outstanding  shares
of Common Stock is changed by a stock split, reverse stock split, subdivision, combination or stock dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Cap Price shall be equitably adjusted to reflect such change in number of shares.

                            (ii) If at any time or from  time to time  after the
date hereof there is a capital reorganization of the Common Stock in which Common Stock issuable upon the conversion of the Debentures is changed into the same or a different number of shares of any other class or classes of stock, whether by recapitalization, reclassification or otherwise, then and in each such event and as a part of such reorganization, provision shall be made so that the Holder of this Debenture shall thereafter be entitled to receive upon conversion of the Debentures the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion if effected immediately prior to such reorganization would have been entitled on such capital reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2(h) with respect to the rights of the Holders of this Debenture after the reorganization to the end that the provisions of this Section 2(h) shall be applicable after that event and be as nearly equivalent as may be practicable, including, by way of illustration and not limitation, by equitably adjusting the Cap Price.

                            (iii) If any event  occurs of the type  contemplated
by the provisions of this Section 2(h) but not expressly provided for by such provisions (including, without limitation, the granting generally to holders of Common Stock of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Cap Price so as to protect the rights of the Holder of this Debenture.

                            (iv)   Immediately   upon  any   adjustment  of  the
Conversion Price, the Company shall give written notice thereof to the Holder of this Debenture, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (i) The Company represents that it has reserved 3,852,500 shares of Common Stock (the "Reserved Shares") solely for the purposes of effecting the conversion (and paying interest thereon) of all Debentures issued pursuant to the Purchase Agreement and the exercise of warrants issued upon conversion or redemption of such Debentures and covenants that it will keep reserved such number of shares until the same are issued (if necessary) as described above. The Company covenants that all shares of Common Stock issued upon conversion of (and in payment of interest on) this Debenture, shall be duly and validly issued, fully paid and non-assessable. If conversion is not permitted by reason of Section 2(l) below upon receipt of a Conversion Notice in accordance with the terms of Section 2(c) of this Debenture (a "Conversion Prohibition"), the Company shall redeem this Debenture in cash at a redemption price equal to 120% of the then outstanding principal amount of the Debenture, plus accrued but unpaid interest on the Debenture within three (3) business days of receipt of such Conversion Notice. Within three days of the occurrence of a Conversion Prohibition, the Company shall notify each holder of a Debenture in writing of such occurrence and shall redeem all outstanding Debentures in accordance with this Section 2(i) upon receipt by the Company of a Conversion Notice and the Debenture to which such Conversion Notice relates. If the Company fails to redeem the outstanding principal balance of and pay the accrued interest in cash on this Debenture within three (3) business days of the occurrence of the Conversion Prohibition (a "Redemption Default"), then in addition to the foregoing, the rate of interest on this Debenture shall, to the maximum extent allowed by applicable law, be permanently increased by two percent (2%) per annum (i.e., from 5% to 7%) commencing on the first day of the thirty (30) day period (or part thereof) following a Redemption Default; an additional two percent (2%) per annum commencing on the first day of each of the second and third such thirty (30) day periods (or part thereof); and an additional one percent (1%) per annum on the first day of each consecutive thirty (30) day period (or part thereof) thereafter until such securities have been duly redeemed as herein provided; provided that in no event shall the rate of interest exceed the lesser of (i) twenty percent (20%) per annum and (ii) the highest rate permitted by applicable law to be charged on commercial loans. All such interest shall be payable monthly in cash and any such interest which is not paid when due shall, to the maximum extent permitted by law, accrue interest until paid at the rate from time to time applicable to interest on the Debentures as to which the Redemption Default has occurred. In the event the Company pays any interest on the Debentures and it is determined that such interest was paid at a rate in excess of the legal maximum rate, then that portion of the interest payment representing an amount in excess of the legal maximum rate shall be deemed a payment of principal and shall be applied against the principal of the Debenture. Nothing herein shall limit the Holder's right to pursue the immediate redemption of the Debenture and payment of accrued but unpaid interest upon a Redemption Default, and in addition to the rights and remedies provided in this Section 2(i), each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

                  (j) Notwithstanding anything to the contrary herein, conversion of this Debenture shall not be permitted, the Holder shall not submit a Notice of Conversion and the Company shall not pay any amounts due to the Holder of this Debenture in the form of shares of Common Stock, if such conversion or payments would result in the Holder of this Debenture owning more than 4.99% of the issued and outstanding shares of Common Stock following conversion or payment (such percentage to be calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934).

                  (k) The issuance of certificates for shares of the Common Stock upon the conversion of this Debenture shall be made without charge to the Holder hereof for any issuance tax in respect of the issuance of such certificates or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Common Stock.

                  (l) Notwithstanding anything herein to the contrary, the Company shall have no obligation to issue more than an aggregate of 3,852,500 shares of Common Stock (i) upon the conversion of all Debentures issued pursuant to the Purchase Agreement, (ii) as payment of interest on such Debentures, and
(iii) upon the exercise of any warrants issued upon conversion or redemption of such Debentures. In the event such shares are insufficient for such purposes, the provisions of Section 2(i) shall apply.

                  3. Covenant. The Company agrees at all times that it will not, by any amendment of the Company's Articles of Incorporation, or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, seek to avoid the observance or performance hereof, but will at all times take such actions as are necessary or appropriate in order to protect the rights of the Holder of this Debenture.

                  4.       Events of Default

                  (a) An "Event of Default" shall exist if any of the following occurs and is continuing:

                            (i)  Failure  to make any  payment of  principal  or
interest on the Debenture when such payment is due (other than a failure to comply with the provisions of Section 2(i), which is addressed by the default provisions therein contained) or any provision of the Purchase;

                            (ii)  Failure to comply  with or breach of any other
material provision of this Debenture (other than a failure to comply with the provisions of Section 2(i), which is addressed by the default provisions therein contained) or any provision of the Purchase Agreement and such failure continues for more than five (5) business days after the earlier of (i) the Holder hereof having given written notice of such failure to the Company and (ii) the Company obtaining knowledge of such failure;

                            (iii) Any levy,  seizure,  attachment,  execution or
similar process shall be levied on a material portion of the Company's property; or

                            (iv) A receiver, custodian, liquidator or trustee of
the Company, or of any of the property of the Company, is appointed by court order; or the Company is adjudicated bankrupt or insolvent; or any of the property of the Company is sequestered by court order; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law is filed against the Company and is not dismissed within sixty (60) days after such filing; or the Company files a voluntary bankruptcy petition or requesting reorganization or arrangement under any provision of any bankruptcy, reorganization or insolvency law, or consents to the filing of any petition against it under any such law; or the Company makes a general assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of the Company or of all or any part of the property of the Company.

                  (b) If an Event of Default occurs, then this Debenture shall accrue additional interest on all unpaid amounts of principal and interest from the date of the Event of Default at a rate equal to the lesser of (i) twenty percent (20%) per annum or (ii) the highest amount allowable by law.

                  (c) If an Event of Default exists, then the holder of this Debenture may exercise any right, power or remedy conferred upon it by law, and shall have the right to declare by written notice the entire principal and all interest accrued on such Debenture to be, and such Debenture shall thereupon become, forthwith due and payable without any declaration, presentment, demand, protest or notice of any kind and the Company shall immediately pay to the Holder of this Debenture the entire unpaid principal and interest accrued on such Debenture.

                  5. Extraordinary Transactions. If at any time (i) there occurs any consolidation or merger of the Company with or into any other corporation or other entity or person and the Company is the surviving corporation or there occurs any other corporate reorganization or transaction or series of related transactions, and as a result thereof the current shareholders of the Company after such merger, consolidation, reorganization or other transaction own in the aggregate less than 50% of the voting power and common equity of the ultimate parent corporation or other entity surviving or resulting from such merger, consolidation, reorganization or other transaction, (ii) the Company transfers all or substantially all of the Company's assets to another corporation or other entity or person or (iii) the Company shall fix a record date for the declaration of a special distribution or dividend, whether payable in cash, securities or assets (other than shares of Common Stock) (an "Extraordinary Transaction"), then and in each such event thirty (30) days advance written notice of such Extraordinary Transaction shall be given to the Holder and provision shall be made so that the Holder of this Debenture, at its option, (a) may participate in any such Extraordinary Transaction with the holders of the Common Stock on the same basis as if the outstanding principal amount of this Debenture had been converted one day prior to the announcement of such Extraordinary Transaction regardless of any conversion limitations imposed by
Section 2(a) above (provided, however, that the Holder shall not be entitled to vote on such transaction or have any other approval rights as a Common Stock holder by reason of the Holder's ownership of this Debenture absent conversion) and provided that the Company may not exercise its right of redemption under
Section 2(b); or (b) may require that the Company redeem this Debenture at a redemption price equal to 120% of the then outstanding principal amount of the Debenture, plus accrued but unpaid interest on the Debenture. Notice of the Holder's election under this Section 6 shall be given not less than fifteen (15) days prior to the effective date of such Extraordinary Transaction.

                  6. Registration. The Holder of this Debenture is entitled to the benefit of certain registration rights in respect of the shares of Common Stock into which this Debenture may be converted pursuant to that Registration Rights Agreement dated effective June 29, 1998. In the event that at any time or from time to time there is a Blackout Period (as that term is defined in the

Registration Rights Agreement), the Due Date hereunder shall be extended for a period equal to 1.5 times the number of days in such Blackout Period. Furthermore, additional provisions pertaining to the suspension of effectiveness of such registration statement set forth in the Registration Rights Agreement shall be applicable in the event of a Blackout Period, and are specifically incorporated by reference herein.

                  7.       Miscellaneous

                  (a) In the case of an Event of Default, the Company, to the extent permitted by law, waives presentment, demand, notice, protest and all other demands or notices in connection with the enforcement of this Debenture.

                  (b) No delay or omission by the Holder hereof in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

                  (c) The Company shall pay all reasonable costs and expenses of collection, including attorney's fees, incurred or paid by the Holder hereof in enforcing this Debenture and the obligations evidenced hereby.

                  (d) This Debenture may be amended only by written agreement of the Company and the Holder hereof.

                  (e) This Debenture is governed by the laws of the State of Delaware.

                  (f) In the event that the Holder notifies the Company that this Debenture has been mutilated, lost, stolen or destroyed, the Company will issue a replacement Debenture identical in all respects to the original Debenture (except for registration number and the then outstanding principal amount, if different than that shown on the original Debenture) provided that the Holder surrenders for cancellation its Debenture certificate in the case of a mutilated certificate or provides evidence of lost, theft or destruction and security or indemnity satisfactory to the Company in the case of a lost, stolen or destroyed certificate.

                  (g) The Holder may, subject to compliance with the Purchase Agreement and applicable federal and state securities laws, transfer or assign this Debenture or any interest herein and may mortgage, encumber or transfer any of its rights or interest in and to this Debenture or any part hereof and, without limitation, each assignee, transferee and mortgagee (which may include any affiliate of the Holder) shall have the right to transfer or assign its interest. The Debenture shall in all cases be binding on the Company and its successors and inure to the benefit of the Holder and its successors and assigns.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be executed and delivered by its duly authorized officer as of the day and year first written above.


                                                      UNIGENE LABORATORIES, INC.


                                                     By:    ____________________
                                                     Title: ____________________
[Corporate Seal]

                           UNIGENE LABORATORIES, INC.
                              CONVERTIBLE DEBENTURE
                              NOTICE OF CONVERSION


UNIGENE LABORATORIES, INC.
110 Little Falls Road
Fairfield, NJ 07004

         The undersigned hereby elects to convert $_______________ of the outstanding principal amount of the Convertible Debenture represented by the within certificate at a Conversion Price of $___________, for, and to acquire thereunder _______________ shares of Common Stock ("Conversion Shares") as provided for therein, and requests that certificates for the Conversion Shares be issued as follows:

                           --------------------------------
                           Name
                           --------------------------------
                           Address
                           --------------------------------

                           --------------------------------
                           Federal Tax Identification No.
                           or Social Security No.

and, if the amount of the principal of the Convertible Debenture being converted hereby shall not be all of the principal amount of such Convertible Debenture, that a new Convertible Debenture for the balance of such Convertible Debenture be issued forthwith to the Holder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated:___________________, ____

Note: The signature must correspond with the name    Signature:_________________
of the registered Holder as written on the first
page of the Convertible Debenture in every
particular, without alteration or enlargement or
any change whatever, unless the Convertible
Debenture has been assigned.
                                                     ___________________________
                                                     Name (please print)

                                                     ___________________________

                                                     ___________________________

                                                     Address

                                                     ___________________________
                                                     Federal Identification or
                                                     Social Security No.

                                                     Assignee:
                                                     ___________________________
                                                     ___________________________
                                                     ___________________________
                                                     ___________________________

                                                                       Exhibit B
                          REGISTRATION RIGHTS AGREEMENT



For Registration Rights Agreement see Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

                                                                       Exhibit C

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT COVERING THIS WARRANT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

         VOID AFTER 5:00 P.M. EASTERN TIME ON _______ __, 20__ ("EXPIRATION DATE").


                           UNIGENE LABORATORIES, INC.

                      WARRANT TO PURCHASE ______ SHARES OF
             COMMON STOCK, PAR VALUE $.01 PER SHARE ("Common Stock")

         This is to certify that, for VALUE RECEIVED, _____________________ ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from Unigene Laboratories, Inc., a Delaware corporation ("Company"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date, at an exercise price per share equal to $____ (the exercise price in effect being herein called the "Warrant Price"), ______ shares ("Warrant Shares") of Common Stock. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

         Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

         Section 2. Transfers. As provided herein, the Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act") or an exemption from registration thereunder. Subject to such restrictions, the Company shall transfer the Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer upon any such transfer, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

         Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise the Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof). The Warrantholder will not be required to make any cash payment upon exercise hereunder, but shall only be entitled to effect a cashless exercise of this Warrant for that number of Warrant Shares indicated in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company) and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

                  To effect the cashless exercise, the Warrantholder shall include in the Exercise Agreement a calculation of the number of shares of Common Stock to be issued determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the Market Price per share of the Common Stock on the date of exercise and the Warrant Price, and the denominator of which shall be such Market Price per share of the Common Stock. For this purpose, the "Market Price" of the Common Stock shall be the closing price of the Common Stock as reported by the Nasdaq National Market on the trading day first preceding the date in question.

                  Each exercise hereof shall constitute the representation and warranty of the Warrantholder to the Company that the representations and warranties contained in Article 5 of the Purchase Agreement (as defined below) are true and correct in all material respects as of the time of such exercise.

         Section 4. Compliance with the Securities Act of 1933. Neither this Warrant nor the Common Stock issued upon exercise hereof nor any other security issued or issuable upon exercise of this Warrant may be offered or sold except as provided in this agreement and in conformity with the Securities Act, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section 4 with respect to any resale or other disposition of such security. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

         Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal or state law, if any such tax is due.

         Section 6. Mutilated or Missing Warrants. In case the Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond, if requested by the Company.

         Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued Common Stock, 3,852,500 shares to provide for the exercise of the rights of purchase represented by the Warrant, the conversion of $4,000,000 principal amount of Convertible Debentures (and the payment of interest thereon) issued by the Company pursuant to the Purchase Agreement, dated June 29, 1998, between the Company and the Investor named therein (the "Purchase Agreement"), and all other warrants to be issued upon conversion or redemption of such Debentures. The Company further represents and warrants that the Registrar and Transfer Company, the transfer agent for the Common Stock ("Transfer Agent"), and every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of any of the right of purchase or conversion aforesaid, shall be irrevocably authorized and directed at all times to issue such number of authorized and unissued shares of Common Stock as shall be issuable upon the proper exercise hereof. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company will keep a conformed copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant. The Company will supply from time to time the Transfer Agent with duly executed stock certificates required to honor the outstanding Warrant. Notwithstanding anything herein to the contrary, the Company shall have no obligation to issue more than an aggregate of 3,852,500 shares of Common Stock (the "Reserved Shares") (i) upon the conversion of all Debentures issued pursuant to the Purchase Agreement, (ii) as payment of interest on such Debentures, and (iii) upon the exercise of this Warrant and all other warrants issued upon conversion or redemption of such Debentures. In the event the Company does not have a sufficient number of shares of Reserved Shares available to satisfy an exercise hereunder, upon receipt of the Exercise Agreement on or prior to the Expiration Date the Company shall immediately notify the Warrantholder of such fact and shall pay to the Warrantholder in cash the cash value of the Warrant Shares otherwise issuable pursuant to the cashless exercise by multiplying that number of Warrant Shares by the Market Price (as defined above) of the Common Stock.

         Section 8.        [Intentionally reserved.]

         Section 9. Adjustments.  Subject and pursuant to the provisions of this
Section 9, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

                  (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or properties as may be issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitations, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                  (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 9(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as determined pursuant to Section
3), less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a payment date is fixed.

                  (d) If the Company shall at any time or from time to time after the date of issuance hereof issue or sell in a financing transaction (which, for the avoidance of doubt, shall not include any sales or issuances of Common Stock after the date hereof pursuant to contractual obligations in effect on the date hereof) in which the Company receives at least $2 million, (A) any shares of Common Stock for a consideration per share less than the lesser of (i) the Market Price (as defined above) on the date of such issuance and (ii) the Warrant Price, or (B) any securities convertible into shares of Common Stock or any options, warrants or other rights to purchase Common Stock ("Convertible Securities") for which the conversion or exercise price (which, for the purposes of this Section 9(d), shall be the total obtained by dividing (x) the total amount received by the Company as consideration for the issuance of such Convertible Securities, plus any amount payable to the Company upon conversion or exercise thereof, by (y) the number of shares of Common Stock issuable upon the conversion or exercise thereof) is less than the lesser of (i) the Market Price (as defined above) on the date of such issuance and (ii) the Warrant Price, then the Warrant Price shall be reduced to a price equal to such per share consideration, or conversion or exercise price. Such adjustments shall be made successively whenever such sales are made.

                  (e) An adjustment shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

                  (f) In the event that, as a result of an adjustment made pursuant to Section 9(a), the holder of the Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of the Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

                  (g) Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any computation under this Agreement.

         Section 10. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon the exercise of the Warrant (or specified portions thereof), the fractional share shall be disregarded and the number of shares to be issued upon exercise shall be the number of whole shares only.

         Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

         Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall forthwith give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The certificate of the Company's independent certified public accountants shall be conclusive evidence of the correctness of any computation made, absent manifest error. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

         Section 13. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Registrar and Transfer Company, 10 Commerce Drive, Crawford, NJ 07016. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

         Section 14. Notices. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  Unigene Laboratories, Inc.
                  110 Little Falls Road
                  Fairfield, NJ  07004
                  Attn:  Dr. Warren Levy
                  Telephone:  (973) 882-0860
                  Facsimile:   (973) 227-6088

or such other address as the Company may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 14.

         Any notice pursuant hereto to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if personally delivered or if sent by an internationally recognized courier services by overnight or two-day service, to the address set forth on the books of the Company or, as to each of the Company and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 14. All such notices, requests, demands, directions and other communications shall, when sent by courier be effective three (3) days after delivery to such courier as provided and addressed as aforesaid.

         Section 15. Registration Rights. The initial holder of this Warrant is entitled to the benefit of certain registration rights in respect of the Warrant Shares as provided in the Registration Rights Agreement dated as of as of June 29, 1998.

         Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

         Section 17. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

         IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed, as of the day and year first above written.

                                                 UNIGENE LABORATORIES, INC.



                                                 By:   _________________________
                                                 Name:
                                                 Title:

                           UNIGENE LABORATORIES, INC.
                              WARRANT EXERCISE FORM


UNIGENE LABORATORIES, INC.
110 Little Falls Road
Fairfield, NJ  07004

         This undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by cashless exercise of the within Warrant by surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                           --------------------------------
                           Name
                           --------------------------------
                           Address
                           --------------------------------
                           --------------------------------
                           Federal Tax Identification No.
                           or Social Security No.

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of the Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below. The number of Warrant Shares to be issued upon this exercise was calculated using a Market Price of $____________ as follows:


Dated:___________________, ____

Note: The signature must correspond with Signature:____________________ the name of the registered holder as written on the first page of the Warrant in every ______________________________ particular, without alteration or enlargement Name (please print)
or any change whatever, unless the Warrant
has been assigned.                             ______________________________

                                     Address   ------------------------------

                                               ------------------------------
                                               Federal Identification or
                                               Social Security No.

                                    Assignee:

                                               -------------------------------
                                               -------------------------------